As filed with the Securities and Exchange Commission on March 8, 2010

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

JAZZ PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	05-0563787
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3180 Porter Drive

Palo Alto, CA 94304

(650) 496-3777

(Address of principal executive offices)

2007 Equity Incentive Plan

2007 Employee Stock Purchase Plan

2007 Non-Employee Directors Stock Option Plan

(Full titles of the plans)

Bruce C. Cozadd

Chairman and Chief Executive Officer

Jazz Pharmaceuticals, Inc.

3180 Porter Drive

Palo Alto, CA 94304

(650) 496-3777

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Suzanne Sawochka Hooper, Esq.	Carol A. Gamble, Esq.
Chadwick Mills, Esq.	Philip J. Honerkamp, Esq.
Cooley Godward Kronish LLP	Jazz Pharmaceuticals, Inc.
Five Palo Alto Square	3180 Porter Drive
3000 El Camino Real	Palo Alto, CA 94304
Palo Alto, CA 94306-2155	(650) 496-3777
(650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.0001 per share	1,884,919 shares	$11.25	$21,205,338.75	$1,511.95

(1)	Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plans set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.
(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon the average of the high and low prices of the Registrant’s Common Stock as reported on The NASDAQ Global Market on March 4, 2010. The chart below details the calculations of the registration fee:

Securities	Number of Shares	Offering Price Per Share(2)	Aggregate Offering Price(2)
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2007 Equity Incentive Plan	1,406,487	$11.25	$15,822,978.75
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2007 Employee Stock Purchase Plan	350,000	$11.25	$3,937,500.00
Common Stock, par value $0.0001 per share, reserved for future issuance under the 2007 Non-Employee Directors Stock Option Plan	128,432	$11.25	$1,444,860.00
Proposed Maximum Aggregate Offering Price			$21,205,338.75
Registration Fee			$1,511.95

EXPLANATORY NOTE

This Registration Statement on Form S-8 is being filed for the purpose of registering an additional (i) 1,406,487 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2007 Equity Incentive Plan, (ii) 350,000 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2007 Employee Stock Purchase Plan and (iii) 128,432 shares of the Registrant’s Common Stock to be issued pursuant to the Registrant’s 2007 Non-Employee Directors Stock Option Plan.

INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION

STATEMENTS ON FORM S-8

The contents of the Registration Statements on Form S-8 (File Nos. 333-143553, 333-150008 and 333-158242) are incorporated by reference herein.

INTERESTS OF NAMED EXPERTS AND COUNSEL

The validity of the securities registered hereby has been passed upon for the Registrant by Carol Gamble, the Registrant’s Senior Vice President, General Counsel and Corporate Secretary. As of the date of this Registration Statement on Form S-8, Ms. Gamble beneficially owns 201996 shares of our common stock, including 169,037 shares of common stock issuable upon the exercise of outstanding options that are exercisable within 60 days of March 1, 2010. Ms. Gamble is also a participant in the Registrant’s 2007 Employee Stock Purchase Plan.

EXHIBITS

Exhibit Number	Exhibit Title

3.1(1)	Fourth Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Amended and Restated Bylaws.

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2(3)	Specimen Common Stock Certificate.

4.3A(4)	Third Amended and Restated Investor Rights Agreement, made effective as of June 6, 2007, by and between the Registrant and the other parties named therein.

4.3B(5)	Waiver and Amendment Agreement, dated as of March 12, 2008, by and between the Registrant and the other parties named therein.

4.3C(6)	Waiver and Amendment Agreement, dated as of May 7, 2008, by and between the Registrant and the other parties named therein.

4.3D(7)	Waiver and Amendment Agreement, dated as of July 6, 2009 by and between the Registrant and the other parties named therein.

4.6(8)	Form of Series BB Preferred Stock Warrant of the Registrant.

4.4B(9)	Form of Series BB Preferred Stock Warrant of the Registrant, as amended.

4.5A†(10)	Senior Secured Note and Warrant Purchase Agreement, dated as of March 14, 2008, by and among the Registrant, JPI Commercial, LLC and the Purchasers named therein.

4.5B(11)	Form of Senior Secured Tranche A Note of JPI Commercial, LLC.

4.5C(12)	Form of Senior Secured Tranche B Note of JPI Commercial, LLC.

4.5D(13)	Form of Common Stock Warrant of the Registrant.

4.5E†(14)	Registration Rights Agreement, dated as of March 17, 2008, by and between the Registrant and the other parties named therein.

4.5F(15)	Amendment and Waiver Agreement, dated as of November 10, 2009, by and among the Registrant, JPI Commercial, LLC and the other parties named therein.

Exhibit Number	Exhibit Title

4.6A(16)	Warrant issued to Kingsbridge Capital Limited, dated May 7, 2008.

4.6B(17)	Registration Rights Agreement, dated as of May 7, 2008, by and between the Registrant and Kingsbridge Capital Limited.

4.6C(18)	Amendment Agreement No. 1, dated as of November 20, 2009, by and between the Registrant and Kingsbridge Capital Limited.

4.7(19)	Form of Registered Direct Common Warrant.

4.8(20)	NOL Preservation Lock-Up Agreement, effective as of July 7, 2009, by and between the Registrant and the other parties named therein.

4.9A(21)	Form of Common Stock Warrant of the Registrant issued on July 7, 2009.

4.9B(22)	Investor Rights Agreement, dated July 7, 2009 by and between the Registrant and the other parties named therein.

5.1	Opinion of Registrant’s General Counsel.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Registrant’s General Counsel. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(23)	2007 Equity Incentive Plan.

99.2(24)	2007 Employee Stock Purchase Plan.

99.3(25)	2007 Non-Employee Directors Stock Option Plan.

†	Confidential treatment has been granted for portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission (SEC).
(1)

Previously filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2007, as filed with the SEC on August 10, 2007, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(4)

Previously filed as Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2007, as filed with the SEC on August 10, 2007, and incorporated by reference herein.

(5)

Previously filed as Exhibit 4.3B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated by reference herein.

(6)	Previously filed as Exhibit 4.3C to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(7)

Previously filed as Exhibit 4.3D in the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2009, as filed with the SEC on August 14, 2009, and incorporated by reference herein.

(8)	Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-141164), as filed with the SEC on March 9, 2007, and incorporated by reference herein.
(9)

Previously filed as Exhibit 4.4B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(10)

Previously filed as Exhibit 4.5A to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(11)

Previously filed as Exhibit 4.5B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(12)

Previously filed as Exhibit 4.5C to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(13)

Previously filed as Exhibit 4.5D to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(14)

Previously filed as Exhibit 4.5E to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(15)	Previously filed as Exhibit 4.5F to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on November 10, 2009, and incorporated herein by reference.
(16)	Previously filed as Exhibit 4.6A to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(17)	Previously filed as Exhibit 4.6B to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(18)	Previously filed as Exhibit 4.6C to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on November 23, 2009.
(19)	Previously filed as Exhibit 4.7 to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 16, 2008, and incorporated herein by reference.
(20)	Previously filed as Exhibit 4.8 to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.
(21)	Previously filed as Exhibit 4.9A to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.
(22)	Previously filed as Exhibit 4.9B to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.
(23)	Previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(24)	Previously filed as Exhibit 10.27 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(25)	Previously filed as Exhibit 10.25 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on March 8, 2010.

JAZZ PHARMACEUTICALS, INC.

By:	/S/ BRUCE C. COZADD
Bruce C. Cozadd
Chairman and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints BRUCE C. COZADD, KATHRYN E. FALBERG and CAROL A. GAMBLE, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ BRUCE C. COZADD	Chairman, Chief Executive Officer and Director (Principal Executive Officer)	March 8, 2010
Bruce C. Cozadd

/S/ KATHRYN E. FALBERG	Senior Vice President and Chief Financial Officer (Principal Financial Officer)	March 8, 2010
Kathryn E. Falberg

/S/ JOAN E. COLLIGAN	Controller and Principal Accounting Officer (Principal Accounting Officer)	March 8, 2010
Joan E. Colligan

/S/ SAMUEL D. COLELLA	Director	March 8, 2010
Samuel D. Colella

/S/ BRYAN C. CRESSEY	Director	March 8, 2010
Bryan C. Cressey

/S/ PATRICK G. ENRIGHT	Director	March 8, 2010
Patrick G. Enright

/S/ MICHAEL W. MICHELSON	Director	March 8, 2010
Michael W. Michelson

/S/ JAMES C. MOMTAZEE	Director	March 8, 2010
James C. Momtazee

/S/ ROBERT M. MYERS	Director	March 8, 2010
Robert M. Myers

/S/ KENNETH W. O’KEEFE	Director	March 8, 2010
Kenneth W. O’Keefe

/S/ ALAN M. SEBULSKY	Director	March 8, 2010
Alan M. Sebulsky

/S/ JAMES B. TANANBAUM, M.D.	Director	March 8, 2010
James B. Tananbaum, M.D.

/S/ NATHANIEL M. ZILKHA	Director	March 8, 2010
Nathaniel M. Zilkha

EXHIBITS

Exhibit Number	Exhibit Title

3.1(1)	Fourth Amended and Restated Certificate of Incorporation of the Registrant.

3.2(2)	Amended and Restated Bylaws.

4.1	Reference is made to Exhibits 3.1 and 3.2.

4.2(3)	Specimen Common Stock Certificate.

4.3A(4)	Third Amended and Restated Investor Rights Agreement, made effective as of June 6, 2007, by and between the Registrant and the other parties named therein.

4.3B(5)	Waiver and Amendment Agreement, dated as of March 12, 2008, by and between the Registrant and the other parties named therein.

4.3C(6)	Waiver and Amendment Agreement, dated as of May 7, 2008, by and between the Registrant and the other parties named therein.

4.3D(7)	Waiver and Amendment Agreement, dated as of July 6, 2009 by and between the Registrant and the other parties named therein.

4.6(8)	Form of Series BB Preferred Stock Warrant of the Registrant.

4.4B(9)	Form of Series BB Preferred Stock Warrant of the Registrant, as amended.

4.5A†(10)	Senior Secured Note and Warrant Purchase Agreement, dated as of March 14, 2008, by and among the Registrant, JPI Commercial, LLC and the Purchasers named therein.

4.5B(11)	Form of Senior Secured Tranche A Note of JPI Commercial, LLC.

4.5C(12)	Form of Senior Secured Tranche B Note of JPI Commercial, LLC.

4.5D(13)	Form of Common Stock Warrant of the Registrant.

4.5E†(14)	Registration Rights Agreement, dated as of March 17, 2008, by and between the Registrant and the other parties named therein.

4.5F(15)	Amendment and Waiver Agreement, dated as of November 10, 2009, by and among the Registrant, JPI Commercial, LLC and the other parties named therein.

4.6A(16)	Warrant issued to Kingsbridge Capital Limited, dated May 7, 2008.

4.6B(17)	Registration Rights Agreement, dated as of May 7, 2008, by and between the Registrant and Kingsbridge Capital Limited.

4.6C(18)	Amendment Agreement No. 1, dated as of November 20, 2009, by and between the Registrant and Kingsbridge Capital Limited.

4.7(19)	Form of Registered Direct Common Warrant.

4.8(20)	NOL Preservation Lock-Up Agreement, effective as of July 7, 2009, by and between the Registrant and the other parties named therein.

4.9A(21)	Form of Common Stock Warrant of the Registrant issued on July 7, 2009.

4.9B(22)	Investor Rights Agreement, dated July 7, 2009 by and between the Registrant and the other parties named therein.

5.1	Opinion of Registrant’s General Counsel.

23.1	Consent of Independent Registered Public Accounting Firm.

23.2	Consent of Registrant’s General Counsel. Reference is made to Exhibit 5.1.

24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.

99.1(23)	2007 Equity Incentive Plan.

Exhibit Number	Exhibit Title

99.2(24)	2007 Employee Stock Purchase Plan.

99.3(25)	2007 Non-Employee Directors Stock Option Plan.

†	Confidential treatment has been granted for portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission (SEC).
(1)

Previously filed as Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2007, as filed with the SEC on August 10, 2007, and incorporated by reference herein.

(2)	Previously filed as Exhibit 3.4 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(3)	Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(4)

Previously filed as Exhibit 4.3 to the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2007, as filed with the SEC on August 10, 2007, and incorporated by reference herein.

(5)

Previously filed as Exhibit 4.3B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated by reference herein.

(6)	Previously filed as Exhibit 4.3C to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(7)

Previously filed as Exhibit 4.3D in the Registrant’s Quarterly Report on Form 10-Q (File No. 001-33500) for the period ended June 30, 2009, as filed with the SEC on August 14, 2009, and incorporated by reference herein.

(8)	Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-141164), as filed with the SEC on March 9, 2007, and incorporated by reference herein.
(9)

Previously filed as Exhibit 4.4B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(10)

Previously filed as Exhibit 4.5A to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(11)

Previously filed as Exhibit 4.5B to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(12)

Previously filed as Exhibit 4.5C to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(13)

Previously filed as Exhibit 4.5D to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(14)

Previously filed as Exhibit 4.5E to the Registrant’s Annual Report on Form 10-K (File No. 001-33500) for the period ended December 31, 2007, as filed with the SEC on March 31, 2008, and incorporated herein by reference.

(15)	Previously filed as Exhibit 4.5F to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on November 10, 2009, and incorporated herein by reference.
(16)	Previously filed as Exhibit 4.6A to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(17)	Previously filed as Exhibit 4.6B to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on May 9, 2008, and incorporated herein by reference.
(18)	Previously filed as Exhibit 4.6C to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on November 23, 2009.
(19)	Previously filed as Exhibit 4.7 to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 16, 2008, and incorporated herein by reference.
(20)	Previously filed as Exhibit 4.8 to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.
(21)	Previously filed as Exhibit 4.9A to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.
(22)	Previously filed as Exhibit 4.9B to the Registrant’s Current Report on Form 8-K (File No. 001-33500), as filed with the SEC on July 7, 2009, and incorporated herein by reference.

(23)	Previously filed as Exhibit 10.23 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(24)	Previously filed as Exhibit 10.27 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.
(25)	Previously filed as Exhibit 10.25 to the Registrant’s Registration Statement on Form S-1, as amended (File No. 333-141164), as filed with the SEC on May 17, 2007, and incorporated by reference herein.